UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K


                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported):  September 19, 2005




                             CoolSavings, Inc.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




   Delaware                    000-30199                 36-4462895
---------------               -------------           -----------------
(State or other               (Commission             (IRS Employer
jurisdiction of               File Number)            Identification No.)
incorporation or
organization)




          360 North Michigan Ave., 19th Floor, Chicago, IL 60601
          ------------------------------------------------------
           (Address of principal executive offices and zip code)




    Registrant's telephone number, including area code:  (312) 224-5000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
           ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On September 13, 2005, Landmark Ventures VII, L.L.C. ("Landmark Ventures") exercised its rights under the CoolSavings, Inc. charter to appoint additional directors to the CoolSavings, Inc. Board of Directors (the "Board"). Pursuant to a written action by Landmark Ventures, Landmark Ventures appointed the following people as directors to the Board: Mr. Charlie Hill, Ms. Susan S. Goetz, Mr. Lemuel E. Lewis, Ms. Colleen R. Pittman and Mr. Charles L. Watkins (collectively, the "New Landmark Directors").

      The following biographical and other information regarding the New Landmark Directors and their compensatory and other arrangements are provided pursuant to Item 502(c)(2) and (3) of Form 8-K.

      Mr. Charlie Hill, 61, has served as the Executive Vice
President/Human Resources for Landmark Communications, Inc. for the past five years.

      Ms. Susan S. Goetz, 48, is the Assistant Secretary of Landmark Communications, Inc. She has served in that position for the past five years.

      Mr. Lemuel E. Lewis, 58, has served in the position of the Executive Vice President and Chief Financial Officer of Landmark Communications, Inc. for the past five years.

      Ms. Colleen R. Pittman, 49, has served as the Vice President of Finance & Treasurer for Landmark Communications, Inc. for the past five years.

      Mr. Charles L. Watkins, 50, has served as the President and Chief Executive Officer of Continental Broadband, Inc., an affiliate of Landmark Communications, Inc., since November 2003. Prior to that position, Mr. Watkins acted as the Vice President of Corporate Development for Landmark Communications, Inc., a position which he held beginning in June 2000.

      In connection with their appointments, there were no compensatory agreements or other arrangements made with any of the New Landmark Directors.





























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                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COOLSAVINGS, INC.



                                    By:   /s/ David B. Arney
                                          ------------------------
                                          David B. Arney
                                          Chief Financial Officer





Dated:  September 19, 2005
















































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